UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2008
DRI Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5949 Sherry Lane, Suite 1050 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 378-8992
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On January 7, 2008, DRI Corporation (the “Company”) and Lawrence A. Hagemann entered into an Executive Employment Agreement, to be effective as of December 31, 2007, by which Mr. Hagemann will continue to act as Vice President and Chief Technical Officer. Under the Executive Employment Agreement, Mr. Hagemann will be employed for an initial term of two years for the sum of $210,000 per year. After the initial term, the Executive Employment Agreement will automatically renew for additional one-year terms unless either party gives written notice within 90 days of the end of the initial term or any additional term. Mr. Hagemann is also eligible to receive additional compensation in the discretion of the Chief Executive Officer, subject to the approval of the Compensation Committee of the Board of Directors. The Company may terminate the Executive Employment Agreement, upon 15 days written notice and an opportunity to cure, for cause, which includes a willful breach of a material duty, habitual neglect of a material duty, fraud or a conviction of a felony or crime of moral turpitude by Mr. Hagemann. The Company may also terminate the Executive Employment Agreement at any time without cause. In the event of termination by the Company without cause, Mr. Hagemann would be entitled to a severance payment in an amount equal to nine months base salary; provided that the severance payment is subject to reduction by any amount earned by Mr. Hagemann during the nine months following the termination. Where Mr. Hagemann’s employment is terminated or his duties, authority or responsibilities are substantially diminished following the occurrence of a triggering event, such as a change in ownership of 50% of the Company’s outstanding shares, or a merger, consolidation, reorganization or liquidation of the Company, Mr. Hagemann is entitled to receive two times his annual salary and any incentive and bonus payments paid to him during the most recent 12-month period; provided, that the amount of such payment shall be reduced to avoid any application of the “golden parachute tax” as provided by the Tax Reform Act of 1984 and as amended by the Tax Return Act of 1986. Mr. Hagemann may terminate the Executive Employment Agreement without cause upon 90 days written notice. The foregoing description of the Executive Employment Agreement does not purport to be a complete statement of the Company’s or Mr. Hagemann’s rights under the Executive Employment Agreement and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 hereto.
     On January 7, 2008, the Company and Stephen P. Slay entered into an Executive Employment Agreement, to be effective as of December 31, 2007, by which Mr. Slay will continue to act as Vice President and Chief Financial Officer. Under the Executive Employment Agreement, Mr. Slay will be employed for an initial term of two years for the sum of $205,000 per year. After the initial term, the Executive Employment Agreement will automatically renew for additional one-year terms unless either party gives written notice within 90 days of the end of the initial term or any additional term. Further, under the Executive Employment Agreement, Mr. Slay is entitled to an increase in compensation of $15,000 per year upon re-securing his CPA license. Mr. Slay is also eligible to receive additional compensation in the discretion of the Chief Executive Officer, subject to the approval of the Compensation Committee of the Board of Directors. The Company may terminate the Executive Employment Agreement, upon 15 days written notice and an opportunity to cure, for cause, which includes a willful breach of a material duty, habitual neglect of a material duty, fraud or a conviction of a felony or crime of moral turpitude by Mr. Slay. The Company may also terminate the Executive Employment Agreement at any time without cause. In the event of termination by the Company without cause, Mr. Slay would be entitled to a severance payment in an amount equal to nine months base salary; provided that the severance payment is subject to reduction by any amount earned by Mr. Slay during the nine months following the termination. Where Mr. Slay’s employment is terminated or his duties, authority or responsibilities are substantially diminished following the occurrence of a triggering event, such as a change in ownership of 50% of the Company’s outstanding shares, or a merger, consolidation, reorganization or liquidation of the Company, Mr. Slay is entitled to receive two times his annual salary and any incentive and bonus payments paid to him during the most recent 12-month period; provided, that the amount of such payment shall be reduced to avoid any application of the “golden parachute tax” as provided by the Tax Reform Act of 1984 and as amended by the Tax Return Act of 1986. Mr. Slay may terminate the Executive Employment Agreement without cause upon 90 days written notice. The foregoing description of the Executive Employment Agreement does not purport to be a complete statement of the Company’s or Mr. Slay’s rights under the Executive Employment Agreement and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.2 hereto.
     On January 7, 2008, the Company and Rob R. Taylor entered into an Executive Employment Agreement, to be effective as of December 31, 2007, by which Mr. Taylor will continue to act as Chief Operating Officer — North Carolina Operations. Under the Executive Employment Agreement, Mr. Taylor will be employed for an initial term of two years for the sum of $220,000 per year. After the initial term, the Executive Employment Agreement will automatically renew for additional one-year terms unless either party gives written notice within 90 days of the end of the initial term or any additional term. Mr. Taylor is also eligible to receive additional compensation in the discretion of the Chief Executive Officer, subject to the approval of the Compensation Committee of the Board of Directors. The Company may terminate the Executive Employment Agreement, upon 15 days written notice and an opportunity to cure, for cause, which includes a willful breach of a material duty, habitual neglect of a material duty, fraud or a conviction of a felony or crime of moral turpitude by Mr. Taylor. The Company may also terminate the Executive Employment Agreement at any time without cause. In the event of termination by the Company without cause, Mr. Taylor would be entitled to a severance payment in an amount equal to nine months base salary; provided that the severance payment is subject to reduction by any amount earned by Mr. Taylor during the nine months following the termination. Where Mr. Taylor’s employment is terminated or his duties, authority or responsibilities are substantially diminished following the occurrence of a triggering event, such as a change in ownership of 50% of the Company’s outstanding shares, or a merger, consolidation, reorganization or liquidation of the Company, Mr. Taylor is entitled to receive two times his annual salary and any incentive and bonus payments paid to him during the most recent 12-month period; provided, that the amount of such payment shall be reduced to avoid any application of the “golden parachute tax” as provided by the Tax Reform Act of 1984 and as amended by the Tax Return Act of 1986. Mr. Taylor may terminate the Executive Employment Agreement without cause upon 90 days written notice. The foregoing description of the Executive Employment Agreement does not purport to be a complete statement of the Company’s or Mr. Taylor’s rights under the Executive Employment Agreement and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.3 hereto.
ITEM 9.01    FINANCIAL STATEMENTS AND AGREEMENTS.

(d)	Exhibits.

10.1	Executive Employment Agreement, dated December 31, 2007, between the Company and Lawrence A. Hagemann.

10.2	Executive Employment Agreement, dated December 31, 2007, between the Company and Stephen P. Slay.

10.3	Executive Employment Agreement, dated December 31, 2007, between the Company and Rob R. Taylor.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

DRI CORPORATION
Date: January 10, 2008	By:	/s/ Stephen P. Slay
Stephen P. Slay
Vice President, Chief Financial Officer, Treasurer, and Secretary